MERRILL LYNCH
UTILITY INCOME
FUND, INC.




FUND LOGO




Annual Report

August 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.


DEAR SHAREHOLDER

Mounting evidence of a slowing economy and the prospect of lower corporate earnings growth led to greater volatility in the US financial markets during the quarter ended August 31, 1998. At the same time, greater economic and political uncertainties in Asia and Russia led investors to become concerned about the outlook for economic activity worldwide. Although these developments were negative for stock markets, they generally were beneficial to bond prices, especially as inflationary trends remained subdued. As was widely anticipated, the Federal Reserve Board did not move to tighten monetary policy. However, shortly after the August quarter's close, Federal Reserve Board Chairman Alan Greenspan indicated that the central bank's focus had shifted from inflationary concerns to the threat posed to the US economy by the increasing financial troubles in other countries.

In the United States, gross domestic product rose at a rate of 1.4% for the second calendar quarter, down from the 5.5% rate for the first three months of the year. The economic slowdown in Asia negatively impacted US exports, and the protracted strike at General Motors Corporation also was a negative factor for economic activity. However, the US dollar remained strong, especially relative to the Japanese yen. The weakness of the Japanese economy continues to be a source of concern not only for Asia, but also for the rest of the world.

In the months ahead, investors will continue to focus on the economic outlook in Asia and its impact on worldwide economic activity and corporate earnings results. If there were evidence of more buoyant yet moderate US economic growth and a pick-up in corporate profits growth, we would expect stability to return to the financial markets on a global basis. Absent these developments, market volatility is likely to continue.


Portfolio Matters
For the quarter ended August 31, 1998, investors in domestic electric utility and water utility stocks and bonds fared significantly better than investors in telecommunications issues and the broader market averages in general. Total returns for Merrill Lynch Utility Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +2.24%, +2.04%, +1.94% and +2.18%, respectively, for the three-month period ended August 31, 1998. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete results, see pages 3 and 4 of this report to shareholders.) The broad stock market, as measured by the unmanaged Standard & Poor's 500 Composite Index (S&P 500), had a total return of -11.93% for the same period. The average total return of the 100 utility funds tracked by Lipper Analytical Services, Inc. (Lipper) was -6.13% for the August quarter.

Amidst the increased market volatility of the August quarter, we maintained our investment strategy of seeking investments in the utility sector that generate high current income, primarily domestic electric utility equities. This higher-yield, more defensive strategy resulted in the Fund outperforming the unmanaged S&P 500 and the average total return of the 100 utility funds tracked by Lipper for the quarter ended August 31, 1998.

The Fund finished the August quarter with nearly 71% of its net assets invested in utility stocks, about 14% invested in utility bonds, and almost 14% in short-term securities. The breakdown of the Fund's equity investments as of August quarter-end was 63.4% of net assets in domestic electric utilities, 5.8% in natural gas local distribution companies and 1.9% in water utilities. The average current yield of the Fund's holdings in electric utility stocks was 5.7% as of August 31, 1998, as compared to 5.5% for its gas utility stocks and 5.0% for the water utility holdings. The electric utility stocks were spread across 26 companies, representing several different regulatory jurisdictions as well as geographic regions. The Fund's bond holdings were segmented in the following utility categories: 2.6% of net assets in the electric utility sector, 6.4% in natural gas and 5.4% in telecommunications. We had no holdings in telecommunication equities because of their low relative yields. Our bond position offered us the opportunity to diversify the Fund and to participate in the growing telecommunications sector.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


During the August quarter, we added two new holdings and introduced the water utility sector to the Fund's portfolio. E'Town Corporation, the parent company of Elizabethtown Water Company, is the sixth-largest investor-owned water utility in the United States, based on gallons of water pumped annually. The company provides water service to a population of half a million people in central New Jersey. The yield on the stock is competitive with the electric utility sector and, in our view, offers the potential for growth. We also purchased shares of United Water Resources Inc., the nation's second-largest investor-owned water services company. The company provides water and wastewater services through its regulated utilities and non-regulated municipal contract operation to about
2.5 million people in 13 states. With the additional contract operations of its 50%-owned affiliate, United Water Services, the company currently serves a total of more than six million people in 19 states and does business in Canada, Mexico and the United Kingdom. We eliminated our holding in Entergy Corp. over concerns of a possible dividend cut. Subsequent to our sale, the company did reduce its dividend and is undergoing a restructuring of operations.


Fiscal Year in Review
For the year ended August 31, 1998, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +23.30%, +22.38%, +22.19% and +23.08%, respectively. These total returns exceeded the +8.09% total return of the unmanaged S&P 500 and the +17.06% total return average for the 100 utility funds tracked by Lipper.

Domestic-based electric utility stocks, the Fund's largest concentration of net assets, benefited during the year from overall market volatility, a decline in the yield of the 30-year US Treasury bond and an improved fundamental outlook for the electric utility sector. Market volatility caused many investors to demand more defensive investments. More specifically, during this volatile time, investors sought out companies whose prospects for profits were less susceptible to the economic and financial events in emerging markets. The yield on the 30-year US Treasury bond declined from 6.6% on August 31, 1997 to 5.3% by August 31, 1998, making the 4.8% yield on the utility sector more attractive relative to US Treasury bonds.

More regulatory jurisdictions have made announcements during the past year as to how they will handle the move toward a more competitive environment for the electric utility industry. The sales of electric generating plants continue at prices above book value. Moreover, merger and acquisition activity has continued to increase during 1998, albeit at a slower pace than in 1996 and 1997. However, there are several major mergers and acquisitions awaiting approval in 1998. We believe that more regulatory approvals in shorter time periods will result in increased activity. The Edison Electric Institute has put together a study on merger and acquisition activity in the industry. The results conclude that between 1992 and the first half of 1998, 28 transactions were completed, 11 were withdrawn and 9 were pending; the average premium to market at announcement for select merger and acquisition activity from 1995 to 1998 was 25.5%; and the number of approvals compared to announcements has been increasing.


In Conclusion
We continue to believe that the current composition of the portfolio will support the objective of the Fund, which is seeking to generate high current income. In the coming fiscal year, we intend to continue to seek high-yielding utility stocks that we believe have the appropriate balance between yields and risk/reward ratios. This year that strategy delivered well-above-average total returns compared with other utility funds.

We thank you for your interest in Merrill Lynch Utility Income Fund, Inc., and we look forward to reviewing our outlook with you in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Walter D. Rogers)
Walter D. Rogers
Senior Vice President and Portfolio Manager


October 5, 1998




Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                           12 Month       3 Month     Since Inception
                                                         Total Return   Total Return    Total Return
ML Utility Income Fund, Inc. Class A Shares                 +23.30%        +2.24%         +45.36%
ML Utility Income Fund, Inc. Class B Shares                 +22.38         +2.04          +39.98
ML Utility Income Fund, Inc. Class C Shares                 +22.19         +1.94          +63.14
ML Utility Income Fund, Inc. Class D Shares                 +23.08         +2.18          +67.27

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are Class A & Class B Shares, 10/29/93 and Class C & Class D Shares, 10/21/94.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Composite Index and S&P 500 Index.
Beginning and ending values are:


                                 10/29/93**        8/98

ML Utility Income Fund++--
Class A Shares*                   $ 9,600        $13,952

ML Utility Income Fund++--        $10,000        $13,998
Class B Shares*

Composite Index++++               $10,000        $14,881

S&P 500 Index++++++               $10,000        $22,827



A line graph depicting growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Composite Index and S&P 500 Index.
Beginning and ending values are:


                                 10/21/94**        8/98

ML Utility Income Fund++--
Class C Shares*                   $10,000        $16,314

ML Utility Income Fund++--        $ 9,600        $16,058
Class D Shares*

Composite Index++++               $10,000        $17,353

S&P 500 Index++++++               $10,000        $22,343

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Utility Income Fund, Inc. invests at least 65% of its total assets in equity and debt securities which are, in the opinion of the Fund's management, primarily engaged in the ownership or operations of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
  ++++This unmanaged market value-weighted composite Index is comprised of the S&PElectric Utility Index (75%), representing 25 electric utility companies, and the Merrill Lynch C5GO High and Medium Quality Utilities Index (25%), representing US corporate utility and phone bonds maturing in 1-10 years. The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94.
++++++This unmanaged broad-based Index is comprised of common stocks.

      Past performance is not predictive of future performance.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +24.98%        +19.98%
Inception (10/29/93)
through 6/30/98                           + 8.47         + 7.53

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        +24.03%        +20.03%
Inception (10/29/93)
through 6/30/98                           + 7.65         + 7.65

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        +24.00%        +23.00%
Inception (10/21/94)
through 6/30/98                           +14.43         +14.43

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        +24.76%        +19.77%
Inception (10/21/94)
through 6/30/98                           +15.14         +13.88

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS
                        Shares                                                                    Value      Percent of
Industries               Held                     Stocks                         Cost           (Note 1a)    Net Assets
Utilities--Electric     39,000      Allegheny Energy, Inc.                  $   895,450       $ 1,038,375          2.6%
                        25,600      Ameren Corp.                              1,038,273         1,012,800          2.5
                        24,600      American Electric Power Company, Inc.       892,569         1,113,150          2.8
                        33,000      Baltimore Gas & Electric Co.                844,868         1,016,812          2.5
                        11,000      CINergy Corp.                               284,857           382,250          1.0
                        36,000      Central and South West Corporation          988,020           940,500          2.4
                        45,000      Conectiv, Inc.                              924,651           916,875          2.3
                        29,100      Consolidated Edison Co., Inc.               980,888         1,376,794          3.5
                        31,400      DTE Energy Company                          984,627         1,322,725          3.3
                        20,800      Dominion Resources, Inc.                    980,112           867,100          2.2
                        41,900      FirstEnergy Corp.                           936,783         1,209,863          3.0
                        34,000      Florida Progress Corp.                    1,105,601         1,434,375          3.6
                        27,500      GPU, Inc.                                   767,170         1,032,969          2.6
                        15,300      Houston Industries, Inc.                    296,223           440,831          1.1
                        52,000      Nevada Power Co.                          1,249,626         1,290,250          3.2
                        26,000      New Century Energies, Inc.                  841,935         1,199,250          3.0
                        23,000      New England Electric System                 766,360           928,625          2.3
                        28,600      Northern States Power Co.                   659,908           757,900          1.9
                        35,800      PacifiCorp                                  706,649           807,737          2.0
                        33,500      Potomac Electric Power Company (PEPCO)      835,322           820,750          2.1
                        29,400      Public Service Enterprise Group, Inc.       947,445         1,076,775          2.7
                        35,000      Puget Sound Energy, Inc.                    995,169           879,375          2.2
                        43,400      Southern Company (The)                      923,826         1,220,625          3.1
                        21,000      Texas Utilities Company                     715,885           892,500          2.2
                        32,600      Unicom Corp.                                954,082         1,161,375          2.9
                         9,000      Washington Water Power Co.                  172,012           152,438          0.4
                                                                            -----------       -----------        ------
                                                                             21,688,311        25,293,019         63.4

Utilities--Gas          40,300      AGL Resources Inc.                          741,707           737,994          1.9
                        10,000      New Jersey Resources Corp.                  282,913           336,875          0.8
                        48,000    ++Sempra Energy (a)                         1,165,493         1,221,000          3.1
                                                                            -----------       -----------        ------
                                                                              2,190,113         2,295,869          5.8

Utilities--Water         9,400      E'Town Corporation                          379,991           391,275          1.0
                        20,500      United Water Resources Inc.                 380,330           363,875          0.9
                                                                            -----------       -----------        ------
                                                                                760,321           755,150          1.9

                                    Total Stocks                             24,638,745        28,344,038         71.1

                        Face
                       Amount              Corporate Bonds

Telecommunications  $1,000,000      Southwestern Bell Corp., 7% due
                                    01/2015                                   1,034,480         1,043,190          2.6
                     1,000,000      United Telephone of Florida,
                                    875% due 7/15/2013                        1,019,950         1,093,380          2.8
                                                                            -----------       -----------        ------
                                                                              2,054,430         2,136,570          5.4

Utilities--Electric  1,000,000      Public Service Company of Colorado,
                                    6.375% due 11/01/2005                       991,300         1,022,980          2.6



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                        Face                                                                      Value      Percent of
Industries             Amount                  Corporate Bonds                 Cost             (Note 1a)    Net Assets
Utilities--Gas      $1,500,000      ENSERCH Corp.,  6.375% due 2/01/2004    $ 1,491,030       $ 1,519,500          3.8%
                     1,000,000      El Paso Natural Gas Co.,  7.75% due
                                    15/2002                                   1,090,950         1,048,160          2.6
                                                                            -----------       -----------        ------
                                                                              2,581,980         2,567,660          6.4

                                    Total Corporate Bonds                     5,627,710         5,727,210         14.4

                                            Short-Term Securities

Commercial Paper*    1,000,000      Concord Minuteman Capital Corp.,
                                    55% due 9/10/1998                           998,612           998,612          2.5
                     1,000,000      Corporate Asset Funding Co., Inc.,
                                    55% due 9/08/1998                           998,921           998,921          2.5
                     1,436,000      General Motors Acceptance Corp.,
                                    81% due 9/01/1998                         1,436,000         1,436,000          3.6

US Government        2,000,000      Federal Home Loan Mortgage
Obligations*                        Corporation, 5.47% due 9/08/1998          1,997,873         1,997,873          5.0

                                    Total Short-Term Securities               5,431,406         5,431,406         13.6

Total Investments                                                           $35,697,861        39,502,654         99.1
                                                                            ===========
Other Assets Less Liabilities                                                                     355,417          0.9
                                                                                              -----------        ------
Net Assets                                                                                    $39,858,071        100.0%
                                                                                              ===========        ======


(a)Enova Corp. merged with Pacific Enterprises to become Sempra
   Energy.
  *Commercial Paper and certain USGovernment Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
 ++Non-income producing security.

   See Notes to Financial Statements.




Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1998
Assets:             Investments, at value (identified cost--$35,697,861) (Note 1a)                           $39,502,654
                    Cash                                                                                             220
                    Receivables:
                      Capital shares sold                                                   $   359,551
                      Dividends                                                                  97,974
                      Interest                                                                   60,233
                      Investment adviser (Note 2)                                                20,390          538,148
                                                                                            -----------
                    Deferred organization expenses (Note 1f)                                                       2,970
                    Prepaid registration fees and other assets (Note 1f)                                          22,986
                                                                                                             -----------
                    Total assets                                                                              40,066,978
                                                                                                             -----------

Liabilities:        Payables:
                      Capital shares redeemed                                                   126,403
                      Distributor (Note 2)                                                       22,211          148,614
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        60,293
                                                                                                             -----------
                    Total liabilities                                                                            208,907
                                                                                                             -----------

Net Assets:         Net assets                                                                               $39,858,071
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    19,116
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            294,930
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             25,848
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             21,361
                    Paid-in capital in excess of par                                                          34,193,303
                    Undistributed investment income--net                                                         132,395
                    Undistributed realized capital gains on investments--net (Note 6)                          1,366,325
                    Unrealized appreciation on investments--net                                                3,804,793
                                                                                                             -----------
                    Net assets                                                                               $39,858,071
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $2,109,611 and 191,156
                    shares outstanding                                                                       $     11.04
                                                                                                             ===========
                    Class B--Based on net assets of $32,540,580 and 2,949,299
                    shares outstanding                                                                       $     11.03
                                                                                                             ===========
                    Class C--Based on net assets of $2,846,280 and 258,480
                    shares outstanding                                                                       $     11.01
                                                                                                             ===========
                    Class D--Based on net assets of $2,361,600 and 213,609
                    shares outstanding                                                                       $     11.06
                                                                                                             ===========


                    See Notes to Financial Statements.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1998
Investment          Dividends                                                                                $ 1,724,188
Income              Interest and amortization of premium and discount earned                                     550,914
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                               2,275,102
                                                                                                             -----------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)             $   231,489
                    Investment advisory fees (Note 2)                                           213,013
                    Registration fees (Note 1f)                                                  56,631
                    Professional fees                                                            52,535
                    Accounting services (Note 2)                                                 47,814
                    Transfer agent fees--Class B (Note 2)                                        42,657
                    Printing and shareholder reports                                             37,209
                    Account maintenance and distribution fees--Class C (Note 2)                  31,990
                    Amortization of organization expenses (Note 1f)                              18,170
                    Directors' fees and expenses                                                 16,151
                    Custodian fees                                                                7,617
                    Transfer agent fees--Class C (Note 2)                                         5,483
                    Account maintenance fees--Class D (Note 2)                                    4,873
                    Transfer agent fees--Class D (Note 2)                                         2,237
                    Transfer agent fees--Class A (Note 2)                                         2,195
                    Pricing fees                                                                    280
                    Other                                                                         4,900
                                                                                            -----------
                    Total expenses before reimbursement                                         775,244
                    Reimbursement of expenses (Note 2)                                         (269,595)
                                                                                            -----------
                    Total expenses after reimbursement                                                           505,649
                                                                                                             -----------
                    Investment income--net                                                                     1,769,453
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                          2,638,989
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      3,189,795
Investments--Net                                                                                             -----------
(Notes 1b, 1c,      Net Increase in Net Assets Resulting from Operations                                     $ 7,598,237
1e & 3):                                                                                                     ===========

                    See Notes to Financial Statements.




Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                      August 31,
Increase (Decrease) in Net Assets:                                                              1998             1997
Operations:         Investment income--net                                                  $ 1,769,453      $ 1,905,999
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         2,638,989         (522,898)
                    Change in unrealized appreciation on investments and foreign
                    currency transactions--net                                                3,189,795        1,806,214
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      7,598,237        3,189,315
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (103,403)        (111,824)
(Note 1g):            Class B                                                                (1,459,293)      (1,638,691)
                      Class C                                                                  (190,662)        (108,910)
                      Class D                                                                  (101,671)         (93,142)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (1,855,029)      (1,952,567)
                                                                                            -----------      -----------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                               (257,080)      (8,197,559)
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                   5,486,128       (6,960,811)
                    Beginning of year                                                        34,371,943       41,332,754
                                                                                            -----------      -----------
                    End of year*                                                            $39,858,071      $34,371,943
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   132,395      $   217,971
                                                                                            ===========      ===========

                    See Notes to Financial Statements.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                        Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 29,
from information provided in the financial statements.                                                         1993++ to
                                                                          For the Year Ended August 31,         Aug. 31,
Increase (Decrease) in Net Asset Value:                           1998++++    1997++++     1996        1995       1994
Per Share           Net asset value, beginning of period          $   9.46   $   9.17    $   9.15    $   8.44   $  10.00
Operating                                                         --------   --------    --------    --------   --------
Performance:        Investment income--net                             .57        .55         .60         .60        .40
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 1.60        .29         .02         .59      (1.57)
                                                                  --------   --------    --------    --------   --------
                    Total from investment operations                  2.17        .84         .62        1.19      (1.17)
                                                                  --------   --------    --------    --------   --------
                    Less dividends from investment
                    income--net                                       (.59)      (.55)       (.60)       (.48)      (.39)
                                                                  --------   --------    --------    --------   --------
                    Net asset value, end of period                $  11.04   $   9.46    $   9.17    $   9.15   $   8.44
                                                                  ========   ========    ========    ========   ========

Total Investment    Based on net asset value per share              23.30%      9.36%       6.61%      14.68%    (11.84%)+++
Return:**                                                         ========   ========    ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                    .59%       .59%        .56%        .49%       .44%*
Net Assets:                                                       ========   ========    ========    ========   ========
                    Expenses                                         1.29%      1.51%       1.52%       1.87%      1.58%*
                                                                  ========   ========    ========    ========   ========
                    Investment income--net                           5.26%      5.79%       5.56%       6.60%      5.92%*
                                                                  ========   ========    ========    ========   ========

Supplemental        Net assets, end of period (in thousands)      $  2,110   $  1,376    $  2,108    $  3,253   $  4,238
Data:                                                             ========   ========    ========    ========   ========
                    Portfolio turnover                              13.36%      5.50%      25.98%      12.59%      8.50%
                                                                  ========   ========    ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                        Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 29,
from information provided in the financial statements.                                                         1993++ to
                                                                          For the Year Ended August 31,         Aug. 31,
Increase (Decrease) in Net Asset Value:                           1998++++    1997++++     1996        1995       1994
Per Share           Net asset value, beginning of period          $   9.45   $   9.17    $   9.15    $   8.44   $  10.00
Operating                                                         --------   --------    --------    --------   --------
Performance:        Investment income--net                             .49        .47         .46         .49        .35
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                 1.60        .28         .09         .63      (1.57)
                                                                  --------   --------    --------    --------   --------
                    Total from investment operations                  2.09        .75         .55        1.12      (1.22)
                                                                  --------   --------    --------    --------   --------
                    Less dividends from investment
                    income--net                                       (.51)      (.47)       (.53)       (.41)      (.34)
                                                                  --------   --------    --------    --------   --------
                    Net asset value, end of period                $  11.03   $   9.45    $   9.17    $   9.15   $   8.44
                                                                  ========   ========    ========    ========   ========

Total Investment    Based on net asset value per share              22.38%      8.39%       5.86%      13.72%    (12.34%)+++
Return:**                                                         ========   ========    ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                   1.37%      1.36%       1.34%       1.27%      1.21%*
Net Assets:                                                       ========   ========    ========    ========   ========
                    Expenses                                         2.06%      2.28%       2.29%       2.66%      2.35%*
                                                                  ========   ========    ========    ========   ========
                    Investment income--net                           4.52%      5.00%       4.79%       5.75%      5.22%*
                                                                  ========   ========    ========    ========   ========

Supplemental        Net assets, end of period (in thousands)      $ 32,540   $ 27,259    $ 35,702    $ 37,498    $27,395
Data:                                                             ========   ========    ========    ========   ========
                    Portfolio turnover                              13.36%      5.50%      25.98%      12.59%      8.50%
                                                                  ========   ========    ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                              Class C
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                              For the Year Ended August 31,     Aug. 31,
Increase (Decrease) in Net Asset Value:                                      1998++++    1997++++      1996       1995
Per Share           Net asset value, beginning of period                   $   9.44    $   9.15     $   9.14    $   8.17
Operating                                                                  --------    --------     --------    --------
Performance:        Investment income--net                                      .48         .47          .43         .42
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                         1.59         .29          .10         .90
                                                                           --------    --------     --------    --------
                    Total from investment operations                           2.07         .76          .53        1.32
                                                                           --------    --------     --------    --------
                    Less dividends from investment income--net                 (.50)       (.47)        (.52)       (.35)
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $  11.01    $   9.44     $   9.15    $   9.14
                                                                           ========    ========     ========    ========

Total Investment    Based on net asset value per share                       22.19%       8.48%        5.65%      16.50%+++
Return:**                                                                  ========    ========     ========    ========

Ratios to Average   Expenses, net of reimbursement                            1.40%       1.42%        1.40%       1.32%*
Net Assets:                                                                ========    ========     ========    ========
                    Expenses                                                  2.08%       2.30%        2.34%       2.77%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    4.39%       4.79%        4.75%       5.56%*
                                                                           ========    ========     ========    ========

Supplemental        Net assets, end of period (in thousands)               $  2,846    $  4,104     $  2,107    $  1,377
Data:                                                                      ========    ========     ========    ========
                    Portfolio turnover                                       13.36%       5.50%       25.98%      12.59%
                                                                           ========    ========     ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                              Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                             For the Year Ended August 31,      Aug. 31,
Increase (Decrease) in Net Asset Value:                                     1998++++   1997++++        1996       1995
Per Share           Net asset value, beginning of period                   $   9.47    $   9.18     $   9.15    $   8.17
Operating                                                                  --------    --------     --------    --------
Performance:        Investment income--net                                      .54         .52          .47         .51
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                         1.61         .29          .13         .85
                                                                           --------    --------     --------    --------
                    Total from investment operations                           2.15         .81          .60        1.36
                                                                           --------    --------     --------    --------
                    Less dividends from investment income--net                 (.56)       (.52)        (.57)       (.38)
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $  11.06    $   9.47     $   9.18    $   9.15
                                                                           ========    ========     ========    ========

Total Investment    Based on net asset value per share                       23.08%       9.08%        6.46%      17.03%+++
Return:**                                                                  ========    ========     ========    ========

Ratios to Average   Expenses, net of reimbursement                             .84%        .84%         .82%        .74%*
Net Assets:                                                                ========    ========     ========    ========
                    Expenses                                                  1.54%       1.76%        1.75%       2.10%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    4.97%       5.47%        5.37%       6.14%*
                                                                           ========    ========     ========    ========

Supplemental        Net assets, end of period (in thousands)               $  2,362    $  1,633     $  1,416    $    558
Data:                                                                      ========    ========     ========    ========
                    Portfolio turnover                                       13.36%       5.50%       25.98%      12.59%
                                                                           ========    ========     ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Utility Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.55%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended August 31, 1998, MLAM earned fees of $213,013, all of which was voluntarily waived. MLAM also voluntarily reimbursed the Fund for additional expenses of $56,582.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                         Account       Distribution
                      Maintenance Fee      Fee

Class B                    0.25%           0.50%
Class C                    0.25%           0.55%
Class D                    0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                           MLFD     MLPF&S

Class A                    $ 79     $  776
Class D                    $446     $6,167

For the year ended August 31, 1998, MLPF&S received contingent deferred sales charges of $66,923 and $18,888 relating to transactions in Class B and Class C Shares, respectively. In addition, MLPF&S received $2,874 in commissions on the execution of portfolio security transactions for the Fund for the year ended
August 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended August 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $483 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $4,737,453 and $9,701,396, respectively.

Net realized gains for the year ended August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 2,638,989    $ 3,804,793
                                  -----------    -----------
Total                             $ 2,638,989    $ 3,804,793
                                  ===========    ===========

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,804,793, of which $4,211,473 related to appreciated securities and $406,680 related to depreciated securities. At August 31, 1998, the aggregate cost of investments for Federal income tax purposes was $35,697,861.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $257,080 and $8,197,559 for the years ended August 31, 1998 and August 31, 1997, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           157,097   $  1,700,920
Shares issued to share-
holders in reinvestment
of dividends                            7,017         75,684
                                  -----------   ------------
Total issued                          164,114      1,776,604
Shares redeemed                      (118,479)    (1,288,076)
                                  -----------   ------------
Net increase                           45,635   $    488,528
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                            20,399   $    187,890
Shares issued to share-
holders in reinvestment
of dividends                            8,334         77,642
                                  -----------   ------------
Total issued                           28,733        265,532
Shares redeemed                      (113,140)    (1,047,248)
                                  -----------   ------------
Net decrease                          (84,407)  $   (781,716)
                                  ===========   ============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         1,048,694   $ 11,448,291
Shares issued to share-
holders in reinvestment
of dividends                           90,666        971,229
                                  -----------   ------------
Total issued                        1,139,360     12,419,520
Automatic conversion
of shares                              (7,602)       (83,415)
Shares redeemed                    (1,065,628)   (11,501,723)
                                  -----------   ------------
Net increase                           66,130   $    834,382
                                  ===========   ============


Merrill Lynch Utility Income Fund, Inc.
August 31, 1998



Class B Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                           442,701   $  4,126,710
Shares issued to share-
holders in reinvestment
of dividends                          113,728      1,060,681
                                  -----------   ------------
Total issued                          556,429      5,187,391
Automatic conversion
of shares                             (10,234)       (95,906)
Shares redeemed                    (1,557,581)   (14,591,097)
                                  -----------   ------------
Net decrease                       (1,011,386)  $ (9,499,612)
                                  ===========   ============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           530,142   $  5,643,805
Shares issued to share-
holders in reinvestment
of dividends                           13,662        144,789
                                  -----------   ------------
Total issued                          543,804      5,788,594
Shares redeemed                      (720,156)    (7,839,162)
                                  -----------   ------------
Net decrease                         (176,352)  $ (2,050,568)
                                  ===========   ============


Class C Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                           344,100   $  3,206,197
Shares issued to share-
holders in reinvestment
of dividends                            8,267         77,322
                                  -----------   ------------
Total issued                          352,367      3,283,519
Shares redeemed                      (147,723)    (1,372,843)
                                  -----------   ------------
Net increase                          204,644   $  1,910,676
                                  ===========   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           433,020   $  4,680,930
Automatic conversion
of shares                               7,589         83,415
Shares issued to share-
holders in reinvestment
of dividends                            7,030         75,680
                                  -----------   ------------
Total issued                          447,639      4,840,025
Shares redeemed                      (406,403)    (4,369,447)
                                  -----------   ------------
Net increase                           41,236   $    470,578
                                  ===========   ============


Class D Shares for the Year                         Dollar
Ended August 31, 1997                 Shares        Amount

Shares sold                           124,751   $  1,173,521
Automatic conversion
of shares                              10,218         95,906
Shares issued to share-
holders in reinvestment
of dividends                            3,969         37,053
                                  -----------   ------------
Total issued                          138,938      1,306,480
Shares redeemed                      (120,738)    (1,133,387)
                                  -----------   ------------
Net increase                           18,200   $    173,093
                                  ===========   ============

5. Subsequent Event:
On September 2, 1998, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.043132 per Class A Share, $.036220 per Class B Share, $.035637 per Class C Share and $.040944 per Class D Share, payable on September 10, 1998 to shareholders of record as of September 1, 1998.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders,
Merrill Lynch Utility Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period October 29, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1998
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid monthly by Merrill Lynch Utility Income Fund, Inc. during its fiscal year ended August 31,
1998, 97.742% qualifies for the dividends received deduction for corporations.

Additionally, there were no long-term capital gains distributions made by the Fund during the year.

Please retain this information for your records.



Merrill Lynch Utility Income Fund, Inc.
August 31, 1998


PORTFOLIO INFORMATION


For the Quarter Ended August 31, 1998

                                               Percent of
Ten Largest Holdings                           Net Assets

ENSERCH Corp., 6.375% due 2/01/2004                3.8%
Florida Progress Corp.                             3.6
Consolidated Edison Co., Inc.                      3.5
DTE Energy Company                                 3.3
Nevada Power Co.                                   3.2
Sempra Energy                                      3.1
Southern Company (The)                             3.1
FirstEnergy Corp.                                  3.0
New Centuries Energy, Inc.                         3.0
Unicom Corp.                                       2.9


Additions (Equity Investments)


E'Town Corporation
United Water Resources Inc.

Deletions (Equity Investments)


Entergy Corp.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863